Financial Results Financial Results Second Quarter 2012 Second Quarter 2012 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions;
(ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in
Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii)
competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-
Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance
Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended
December 31, 2011 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended June 30, 2012 is based on preliminary unaudited data and is subject to change.

Q2 2012 Highlights
•
We remain on track in executing our strategy
• Improve credit
• Build our asset portfolio and maintain strong top line revenue
• Optimize operating expenses
• Continue improvements at BPNA
•
We made progress on various elements of this strategy in Q2 2012
• Improvements in our credit outlook, with lower NPL inflows and lower losses
• $500M in acquired loan portfolios with active pipeline of new opportunities
• Maintained strong NIM (Q2 improvement of 6bps overall, 17bps in PR)
• Strong capital ratios with TCE at 9.09% and Tier One Common at 12.29%
•
We continue to see increased expected returns over the life of our FDIC covered loan portfolio and received a cash dividend from EVERTEC
•
Notwithstanding this progress, we are facing headwinds that are impacting our expected performance
• Loan originations below expectations due to weak market demand
• Higher collection costs
• Current negative accretion  from the covered portfolio

Q2 2012 Highlights
IMPROVED
CREDIT
TOP LINE
REVENUE
OPERATING
EXPENSES
OTHER
•
NPLs lower by $120 million to 7.56% of total loans
•
Charge-offs lower by 9% to  $98 million
•
PR commercial and construction NPL inflows lower by $28 million or 30%
•
Acquired $500 million of high quality loan to partially offset weak loan demand
•
NII increased $4 million quarter over quarter
•
Gain on sale of loans impacted by $27 million valuation adjustment
•
Personnel costs declined by $5 million QoQ
•
Other operating expenses increased $37million QoQ - $25 million due to early repo extinguishment and $13 million covered loan expense reimbursable by the
FDIC
•
Tax benefit of $78 million in 2Q12 versus a $16 million expense in 1Q12 due to
PR treasury tax agreement
•
Cash inflow of $131 million from EVERTEC cash dividend (reducing equity investment balance to $62 million)
•
Increased amortization of the FDIC indemnity asset

Financial Results (Unaudited)

Q2 2012 Q1 2012 Variance
Net interest income $341,200 $337,582 $3,618
Service fees & other oper. income
119,576 129,710 (10,134)
(Loss) Gain on sale of investments, loans & trading (28,427) 9,453 (37,880)
Total revenues before FDIC income
432,349 476,745 (44,396)
FDIC loss-share income (expense)
2,575 (15,255) 17,830
Gross revenues
434,924 461,490 (26,566)
Provision for loan losses (excluding covered loans)
81,743 82,514 (771)
Provision for loan losses (covered WB loans)
37,456 18,209 19,247
Total provision BPOP
119,199 100,723 18,476
Net revenues
315,725 360,767 (45,042)
Personnel costs
116,336 121,491 (5,155)
Other operating expenses
211,543 174,676 36,867
Total operating expenses
327,879 296,167 31,712
(Loss) Income before Tax
(12,154) 64,600 (76,754)
Income tax (benefit) expense
(77,893) 16,192 (94,085)
Net income $65,739 $48,408 $17,331
Financial Ratios
EPS $0.63 $0.46 $0.17
NIM 4.33% 4.27% 0.06%
$ in thousands (except per share data)

$ in thousands
Variance vs.
Q1' 12
Service fees & other
operating income
(10,134)
Gain/(loss) on sale
of loans,
investments &
trading profits
(37,880)
FDIC loss-share
income (expense)
17,830
Provision for loan
losses  - covered
loans
19,247
Personnel costs
(5,155)
Other operating
expenses
36,867
Taxes
(94,085)
• $25 million expense on early extinguishment of repos
• $13.3 million of reimbursable covered loan expenses
• $73 million benefit related to PR Treasury tax agreement
• Recognition of $10.7 million of reimbursable expenses
• $15 million mirror impact associated with higher provision expense of
   $19.2 million
• Offset by higher FDIC Indemnity Asset negative accretion of $8 million
Comments
• $6.7 million due to MSRs valuation variance
• $6.5 million lower income from investments accounted for under the equity method
• Partially offset by $1.7 million  higher credit card fees related to higher customer purchase activity
• Mainly due to higher expected losses in certain pools
• Negative variation due to $31 million of combined valuation adjustments and resolutions of loans held for sale
• $5 million in mortgage hedging costs
• $2 million in lower compensation costs given the early voluntary retirement window efforts
• $3 million lower payroll taxes and health benefits costs
Significant Quarterly Variances

Consolidated Credit Summary (Excluding  Covered Loans)
Continued credit quality improvements in key metrics:
•
NPLs declined by $120 million, down 7% from Q1 2012
•
NCOs declined for the third consecutive quarter to $98 million
$ in millions Q2 12 Q1 12 % Q2 11%
Loans Held to Maturity (HTM) $20,666 $20,479 $187 0.9% $20,658 $8 0.0%
Performing HFS 185 130 55 42.3% 109 76 69.7%
NPL HFS 179 232 (53) -22.8% 400 (221) -55.3%
Total Non Covered Loans 21,030 20,841 $189 0.9% 21,167 ($137) -0.6%
Non-performing loans (NPLs) $1,562 $1,682 ($120) -7.1% $1,625 ($63) -3.9%
NPLs HTM to loans HTM 7.56% 8.21% -0.7% -8.0% 7.86% -0.3% -3.8%
Net charge-offs (NCOs) $98 $108 ($10) -9.3% $133 ($35) -26.3%
NCOs to average loans HTM 1.93% 2.13% -0.2% -9.4% 2.59% -0.7% -25.5%
Provision for loan losses (PLL) $82 $83 ($1) -1.2% $96 ($14) -14.6%
PLL to total loans HTM 1.58% 1.61% 0.0% -1.8% 1.85% -0.3% -14.6%
PLL to NCOs 0.83x 0.76x 0.07x 9.2% 0.72x 0.11x 15.3%
Allowance for loan losses (ALL) $649 $665 ($16) -2.4% $690 ($41) -5.9%
ALL to loans
(excl. LHFS)
3.14% 3.25% -0.1% -3.3% 3.34% -0.2% -6.0%
ALL to NPLs HTM 41.52% 39.53% 2.0% 5.0% 42.45% -0.9% -2.2%
Q2 12 vs Q1 12 Q2 12 vs Q2 11

Commercial & Construction NPL Inflows  ($M)
Credit Quality Overview (Non Covered Loans)

Non-Performing Loans ($M)
NPL legacy portfolio and inflow included within construction and commercial loan portfolio
•
NPLs declined by $120 million, down 7% from
Q1 2012 and  33%  from Q3 2010 peak; lowest
levels since Q1 2009. Significant variances to
peak levels are as follows:
Construction $739M or 90%
Consumer     $31M or 47%
Mortgage      $36M or 5%
•
Total commercial and construction NPL
inflows decreased by $31 million or 22%
compared to Q1 2012 driven by decreases
across both regions
Third consecutive quarterly decrease
Lowest level since 2009

OREO and NPL HFS (SM)
Credit Quality Overview (Non Covered)
NPL HFS decrease driven mainly by bulk
sales completed during Q4 2010 and Q3
2011
OREO increase driven mainly by the PR
mortgage loan portfolio
8
Over the last year and half, PR mortgage
OREO disposition has averaged 81% of
the UPB at default

Credit Quality Overview – PR Mortgage Loan Portfolio

Excluding repurchases from mortgage
recourse obligation, credit trends improving
since 2010
•
Increase NCOs driven by change in charge-
off policy implemented in Q1 2012
Repurchases from recourse portfolio
accounts for the majority of the NPL inflow
increase after 2010
•
Purchases before 2010 were not material
•
Trends have stabilized since Q4 11
Selling with credit recourse stopped in
2009
Inflows/repurchases peaked in 2011
PR Mortgage Recourse Portfolio ($M)
Repurchases $44 $33 $27 $63 $53 $53 $73 $50 $32
$4,198
$4,092
$3,967
$3,835
$3,709
$3,588
$3,444
$3,282
$3,169
7.2
7.8 7.9
7.7 7.6
7.3
6.2
5.9
5.6
Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12
Portfolio 90+DPD%
$ in millions
AVG
PORTFOLIO
30 DPD%
90+ DPD
(avg.)
90 DPD% NCO %
2007
$2,349
12.1%
$121
5.2% 0.1%
2008 2,394 15.3% 171 7.2% 0.1%
2009 2,556 21.0% 296 11.6% 0.4%
2010 3,074 23.2% 426 13.9% 0.6%
2011 3,741 19.1% 438 11.7% 0.7%
2012 YTD 4,131 16.4% 400 9.7% 0.9%
2010 102 71.1% 60 58.5% 2.3%
2011 378 62.0% 177 46.8% 0.8%
2012 YTD 506 60.3% 218 43.1% 3.3%
Total

FDIC-Assisted Acquisition Day 1 Assumptions
Covered loans accounted for under ASC 310-30

•
Covered loan balances are the fair value of the expected cash flows to be received from borrowers net of any estimated losses
•
Indemnity asset is the present value of the 80% reimbursement from the FDIC of expected losses
•
Clawback payable is the present value of the total lump sum payment expected to be made to the FDIC given lower expected losses than the FDIC originally estimated
•
Accretable yield is the difference between the fair value of loans at acquisition and expected future cash flows to be collected from borrowers
•
Accretion of indemnity asset on Day 1 represented the difference between the present value and expected payments to be received from the FDIC
•
Clawback accretion represents the difference between the present value and the lump sum payment expected to be made to the
FDIC on June 2020 -payment estimated on Day 1 to be $169.4 million
(Dollars in Millions)
Balances
Covered Loan Balances 4,909.6 $
Indemnity Asset 2,425.9
Clawback Payable (88.2)
Total Expected Net Revenue
Accretable Yield 1,538.1
Accretion of Indemnity Asset 212.8
Clawback Accretion (81.2)
Total net revenue
$             1,669.7
Day 1 Assumptions

FDIC-Assisted Acquisition is performing better than expected…
Covered loans accounted for under ASC 310-30

*Forecast excluding potential net provision expense. Non single -family (NSF), single – family (SF)loss share agreement (LSA). Maturity of LSA dates
4/2015 (NSF) and 4/2020 (SF).
**See appendix for detail
1. Accelerated resolution of large loans
2. Impact of net provision expense on specific loan pools and negative accretion of the indemnity asset  due to lower
expected combined losses
3. Net revenues to date are $651 million including $36 million of net provision expense vs. a day 1 assumption of $665 million
4. After June 30, 2012 the net revenue is expected to exceed day 1 estimates by $377 million (see table).
2
4
Forecast
3
1
Revised net revenue expected to be $2.03 billion exceeding day 1 assumptions by $362.5 million
(Dollars in Millions)
Day 1
Assumptions
Actual/Revised
Forecast**
Variance
Day 1 $          1,669.7 $          2,032.2 362.5 $
2010 255.7                 276.6                20.9
2011 297.1                 309.0                11.9
YTD June 30, 2012 112.2                 65.2                   (47.0)
Total recognized to date 665.0                 650.8                (14.2)
Projected through NSF LSA (Exp. 4/15)* 357.4                 401.6                44.2
Projected through SF LSA (Exp. 4/20)* 299.1                 430.8                131.7
Remaining life after LSA* 348.2                 549.0                200.8
Total expected net revenue remaining 1,004.7              1,381.4             376.7
Total net revenue 1,669.7 $           2,032.2 $          362.5 $
Net Revenue Impact
Day 1 expected net revenues ($1,669.7)
Actual results plus forecasted impact ($2,032.2)
Portrayal of actual results through June 30, 2012 and current projections. All  information subject to change based on actual and estimated cash flows and losses from covered portfolio. Quarterly recast process can generate significant differences based on actual and projected results.

Conclusion

2012 Strategy
•
Further improve credit-risk profile
•
Continue to add low-risk assets
•
Continue efficiency efforts
•
Continue improvement at BPNA
Robust capital position continues to improve
Revenue-generating capacity remains strong but headwinds are still present
•
Economy in Puerto Rico stabilizing but asset generation still challenging
2012 target range net income of $210-$225 million
•
Incorporates unusual Q2 events (i.e., the tax benefit, and the after tax impact of the early repo termination and the writedown of our held-for-sale portfolio)

Appendix Appendix

P.R. Economic Overview
•
Approaching a balanced
budget:
projected fiscal 2013
budget deficit  of $333 million, smallest since 2004 and is
expected to be balanced by fiscal 2014 from $3b in 2009
•
Tax relief for
individuals:
comprehensive tax reform has
cut taxes on individuals by 25%, financed primarily with a
tax on multinational (U.S.) corporations with local
operations
Corporate rate reduced from 41% to 30%
•
Investment spending stabilizing:
11.5% increase of real gross domestic investment in
FY 2010-11 marks largest increase in more than a
decade
Housing Stimulus: $235 million (extended through
12/31/12)
Tourism Projects: $1.1B (30 projects, St. Regis, Ritz)
Public/Private Partnerships (PPPs): $1.4B billion toll
roads, $878 million schools, LMM Airport final bids
received July 2012
GDP – Composition by sector Recent Trends
•
Official forecast calls for first positive GNP growth since 2005. Forecast is +0.9% (fiscal 2012) and  +1.1% (fiscal 2013)
•
In the last several quarters, indicators such as retail and auto sales, home sales, cement sales and sales & use tax among others have improved
•
Unemployment rate 14.2%, lowest since March 2009
Source: Government Development Bank of PR bgfpr.com, PR Finance Housing
Authority,  PR commissioner of  Financial Institutions
2011 GDP- $98.8B
PR Labor Market
2012 Monthly average up until May
46.4%
13.3%
12.5%
8.6%
8.0%
6.0%
2.9%
1.7%
0.6%
Manufacturing
Finance, insurance and
real estate
Services
Government
Trade
Tourism
Transportation and
other public utilities
Construction and Mining
Agriculture
-8%
-6%
-4%
-2%
0%
2%
4%
6%
500,000
600,000
700,000
800,000
900,000
1,000,000
1,100,000
1,200,000
1,300,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Total Jobs (Monthly Avg) Avg Total Jobs Growth %

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 50 bank holding company in
the U.S.)
•
$25 billion in total loans
•
$27 billion in total deposits
•
279 branches serving customers in Puerto Rico, New
York, California, Florida, Illinois, U.S. Virgin Islands,
and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $1.70 billion
Source: Company filings, SNL Financial
Note: Financial data as of June 30, 2012
1
As of June 30, 2012
Summary Corporate Structure
Assets = $36.6.bn
Popular
Mortgage,
Inc.
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $28.0bn
Assets = $8.6 bn
Banco Popular
North America
Puerto Rico operations
Selected equity investments
(first two under “corporate”
segment and third under PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes outsourcing
48.5% stake
2011 EBITDA of $132.96mm
Q1 2012 EBITDA $36.23mm
Dominican
Republic bank
19.99% stake
Q2 2012 total
assets ~$3.3bn
PRLP 2011 Holdings
Construction and
commercial loans
vehicle
24.9% stake

1

P.R. Franchise Value Built Over 118 Years
Category Market Position as of
Q1 2012
Market Share
as of  Q1 2012
Top Competitor
Institution/Group Share
Total Deposits (Net of Brokered) 1 39% Credit Unions 12%
Total Loans 1 35% FirstBank 16%
Commercial & Construction Loans 1 40% FirstBank 22%
Credit Cards 1 45% MBNA 28%
Mortgage Loan Production 1 32% Scotiabank 13%
Personal Loans 2 32% Credit Unions 52%
Auto Loans/Leases 3 16% Reliable 25%
Assets Under Management 3 14% UBS 48%
Mortgage Loan Servicing Portfolio 1 $22.4B Doral $7.8B
•
Indisputable, sustained market leadership
Total Deposits (Net of Brokered)
Total Loans
Market Share Trend (2000 – 2012)
Source:  Puerto Rico Office of the Commissioner
of Financial Institutions

Source:  Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports

$ in millions (Unaudited) Q2 12 Q1 12 Variance Q2 12 Q1 12 Variance
Net Interest Income $298 $290 $8 $70 $74 ($4)
Non Interest Income 85 114 (29) 15 16 (1)
Gross Revenues 383 404 (21) 85 90 (5)
Provision (non-covered) 66 68 (2) 15 15 0
Provision (covered WB) 38 18 20            -            -               -
Provision for loan losses 104 86 18 15 15 0
Expenses 267 234 33 58 65 (7)
Tax Expense (74) 17 (91) 1 1 0
Net Income (Loss) $86 $67 $19 $11 $9 $2
NPLs  (HTM) ¹ $1,276 $1,343 ($67) $286 $338 ($52)
NPLs  (HTM + HFS) ¹ 1,453 1,570 (117) 288 344          (56)
Loan loss reserve 564 586            (22) 202 217          (15)
Assets $27,721 $28,027 ($306) $8,644 $8,665 ($21)
Loans  (HTM) 18,932 19,082 (150) 5,750 5,618         132
Loans  (HTM + HFS) 19,293 19,436 (143) 5,754 5,626         128
Deposits 21,304 21,040 264 6,175 6,247 (72)
NIM 5.07% 4.90% 0.17% 3.55% 3.78% -0.23%
PR US
PR  & US Business

1
Excludes covered loans

Loan Portfolio Composition-
(Held in Portfolio- Q2 2012)

•
Less risky loan composition…
•
Construction loan portfolio is down significantly since Q2 2009
•
Loans with an FDIC guarantee amount to 16% of all loans
•
Legacy portfolio includes loans from the US exited business lines*
($ in millions) Q2 2009 Q2 2012 Q2 2009 Q2 2012 Q2 2009 Q2 2012
Construction 1,317            202             272        48          1,589       250           6% 1%
Commercial 7,229            6,163          4,495    3,440    11,724     9,603       47% 39%
Leasing 653                538             -         -         653           538           3% 2%
Consumer 3,220            3,199          1,099    666        4,319       3,865       18% 16%
Legacy -                 -              1,876    510        1,876       510           8% 2%
Mortgage 2,859            4,814          1,586    1,086    4,445       5,900       18% 24%
Total non-covered 15,278         14,916       9,328    5,750    24,606     20,666     100% 84%
Covered Loans WB -                 4,016          -         -         -            4,016       0% 16%
Total 15,278         18,932       9,328    5,750    24,606     24,682     100% 100%
Total
Q2 2009
% of
total HIP
Q2 2012
%of total
HIP
Puerto Rico US
*The legacy portfolio is comprised of commercial loans, construction loans and lease financings related to certain lending products exited by the Corporation as part of restructuring efforts carried out in prior years at the BPNA reportable segment.

Consolidated Credit Summary (Excluding  Covered Loans)
Continued credit quality improvements in key metrics:
• NPLs declined by $120 million, down 7% from Q1 2012
• NCOs declined for the third consecutive quarter to $98 million
$ in millions Q2 12 Q1 12 % Q2 11%
Loans Held to Maturity (HTM) $20,666 $20,479 $187 0.9% $20,658 $8 0.0%
Performing HFS 185 130 55 42.3% 109 76 69.7%
NPL HFS 179 232 (53) -22.8% 400 (221) -55.3%
Total Non Covered Loans 21,030 20,841 $189 0.9% 21,167 ($137) -0.6%
Non-performing loans (NPLs) $1,562 $1,682 ($120) -7.1% $1,625 ($63) -3.9%
Commercial $767 $819 ($52) -6.3% $740 $27 3.7%
Construction $68 $70 ($2) -2.9% $119 ($51) -42.8%
Legacy $55 $79 ($24) -30.7% $124 ($69) -56.0%
Mortgage $633 $667 ($34) -5.1% $588 $45 7.6%
Consumer $40 $47 ($7) -14.9% $54 ($14) -25.9%
NPLs HTM to loans HTM 7.56% 8.21% -0.7% -8.0% 7.86% -0.3% -3.8%
Net charge-offs (NCOs) $98 $108 ($10) -9.3% $134 ($36) -26.9%
Commercial $40 $54 ($15) -25.9% $69 ($29) -42.5%
Construction $1 $0 $1 NM ($5) $6 -119.6%
Legacy $5 $4 $1 25.0% $17 ($12) -67.9%
Mortgage $18 $17 $1 5.9% $11 $7 62.6%
Consumer $34 $33 $1 3.0% $42 ($8) -19.9%
NCOs to average loans HTM 1.93% 2.13% -0.2% -9.4% 2.59% -0.7% -25.5%
Provision for loan losses (PLL) $82 $83 ($1) -1.2% $96 ($14) -14.6%
PLL to total loans HTM 1.58% 1.61% 0.0% -1.8% 1.85% -0.3% -14.6%
PLL to NCOs 0.83x 0.76x 0.07x 9.2% 0.72x 0.11x 15.3%
Allowance for loan losses (ALL) $649 $665 ($16) -2.4% $690 ($41) -5.9%
ALL to loans
(excl. LHFS)
3.14% 3.25% -0.1% -3.3% 3.34% -0.2% -6.0%
ALL to NPLs HTM 41.52% 39.53% 2.0% 5.0% 42.45% -0.9% -2.2%
Q2 12 vs Q1 12 Q2 12 vs Q2 11

Coverage Ratio
1 Allowance to Loan Losses / Non-performing Loans
2 Allowance to Loan Losses + Lifetime Charge-offs / Non-performing Loans
3 Includes Legacy loans
The Reserve to NPL coverage ratio of 42% does not take into account the high percentage of individually analyzed loans and lifetime charge-offs
Total NPLs
$1,562
Individually Analyzed
$763
Coverage Ratio (CR) : 5%
Adjusted Coverage Ratio (ACR) :
35%
Collectively Analyzed
$799
Coverage Ratio (CR) :
79%
Adjusted Coverage Ratio (ACR) :
101%
Mort. Comm.
3
Const.
3
Cons. Mort. Comm.
3
Const.
3
Cons.
NPLs 230 454 71 7 403 356 8 32
Lifetime NCOs 11 158 69 0 59 130 7 0
Reserve 30 6 0 1 119 328 15 148
CR
13% 1% 0% 14% 30% 35% 100% 458%
ACR 18% 36% 97% 14% 44% 71% 188% 458%
$ in millions
20
1
2
2
1

Balance Sheet Impact
FDIC-Assisted Acquisition detail:
Covered loans accounted for under ASC 310-30
21
Portrayal of actual results through June 30, 2012 and current projections. All  information subject to change based on actual and estimated cash flows and losses from covered portfolio. Quarterly recast process can generate significant differences based on actual and projected results.
(Dollars in Millions)
Day 1 Assumptions
Accretable Yield 1,538.1 $
Amortization of Indemnity Asset 212.8
Provision Expense (embedded in above figures in Day 1) -
Clawback Accretion (81.2)
Day 1 Assumption of Net Revenue 1,669.7
Changes to Revenue Assumptions through recast process
Increase in cash flow on loans (accretable yield) 739.5
Impact of lower projected losses (reduce IA) (338.3)
Provision Expense, net of mirror accounting (through 6/30/12) (35.7)
Decrease in expected losses (increase clawback) (3.0)
Net Changes to Day 1 Assumptions 362.5
Revised Net Revenue Assumptions 2,032.2
Net Revenue Recognized since Day 1 through June 30, 2012 650.8
Pending net revenue to be recognized as of June 30, 2012
Accretable Yield 1,574.9
Amortization of Indemnity Asset (121.3)
Provision Expense (embedded in recast process) -
Clawback Accretion (72.2)
Net revenue to be recognized 1,381.4 $
Revenue Impact
Balances Day 1
Covered Loan Balances 4,909.6 $
Indemnity Asset 2,425.9
Clawback Payable (88.2)
Balances June 30, 2012
Covered Loan Balances 3,715.5 $
Indemnity Asset 1,631.6
Allowance (94.0)
Clawback Payable (100.2)

Credit Ratings Update
•
Our senior unsecured ratings have been gradually improving since 2010:
Moody’s: Ba1 Negative Outlook
S&P: B+ Stable Outlook
Fitch: B+ Positive Outlook
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOPs outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to Regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+
•
As the P.R. economy stabilizes and our credit metrics improve, we should see upward pressure on the ratings

Financial Results Financial Results Second Quarter 2012 Second Quarter 2012